Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

1st Quarter 2019

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "2018 Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which are available on the Securities and Exchange Commission ("SEC") website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2018 Form 10-K under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Overview

- Profile, Investment Rationale, Strategy and Culture
- Strategic Priorities and Financial Results
- Acquisition
- Q1 2019 Performance
- Appendix

Profile, Investment Rationale, Strategy and Culture

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provides a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $4.3 billion; Loans: $2.9 billion
  - Deposits: $3.4 billion
  - Market capitalization: $656 million
  - Assets under admin/mgmt: $2.3 billion
- **Current footprint**
  - Demographics:
    - Median income: $45,000
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment:
    - OH: 4.1%
    - WV: 5.3%
    - KY: 4.4%
    - US: 3.9%



OH
WV
KY
Cleveland
Lyndhurst
Beachwood
Munroe Falls
Cuyahoga Falls
Akron
Norton
Mount Vernon
Coshocton
Worthington
Newark
Heath
Cambridge
Byesville
Zanesville
Columbus
Baltimore
Lancaster
Caldwell
McConnelsville
New Martinsville
Sistersville
Lowell
Marietta
Reno
Belpre
Vienna
Parkersburg
Morgantown
Carlisle
Franklin
Springboro
Waynesville
Lebanon
Mason
Montgomery
Sabina
Wilmington
Hamilton Township
New Vienna
Blanchester
Cincinnati
Milford
Hillsboro
Waverly
Madeira
Batavia
Williamsburg
Sardinia
Mount Orab
Nelsonville
Athens
Wellston
Jackson
Pomeroy
Georgetown
Portsmouth
Wheelersburg
Gallipolis
Point Pleasant
South Shore
Greenup
Russell
Ashland
Summit
Huntington
Charleston
Lexington
Paintsville
Salyersville
Prestonsburg
Martin
Betsy Layne
Pikeville
75
77
70
71
79
64
33
32
50
421

Market data as of April 18, 2019
Unemployment data as of March 2019
Financial data as of April 13, 2019

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity (31% non-interest income, excluding gains and losses) than the average $1 - 10 billion bank
  - Strong community reputation and active involvement
  - Local market teams capable of out-maneuvering larger banks
  - More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, etc.)
- **Strong, diverse businesses earning non-interest income**
  - 20th largest bank-owned insurance agency, with expertise in commercial, personal, life & health
  - Wealth management – $2.3 billion in assets under administration and management, including brokerage, trust and retirement planning
- **Capacity to grow our franchise**
  - Strong capital and fundamentals to support M&A strategy
  - Proven integration capabilities and scalable infrastructure
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Dedicated to delivering positive operating leverage
  - Focused on business line performance and contribution, operating efficiency, and credit quality
- **Attractive dividend opportunity**
  - Targeting 40% to 50% payout ratio
  - Dividend paid increased from $0.15 per share for Q1 2016 to $0.34 for Q1 2019

What PEBO Stands For!

- Mission, Vision and Values
- Brand Promise
- Go To Market Proposition
- Strategic Road Map for Best Community Bank in America

Mission, Vision and Values

Our Mission

Our mission is to be the primary financial resource for our businesses and clients who value us as true financial partners. We grow these relationships by delivering trusted advice, extraordinary personal service, and a seamless, integrated suite of services that meets all their needs.

Our Vision

Our vision is to be the leading financial services provider to the clients and markets we serve.

Our Values

Peoples' Employee Promise Circle represents how we do business and our never-ending pursuit of creating value for our clients. Our strategies to serve clients and enhance shareholder value often change, but our values remain constant.

- Clients First
- Integrity Always
- Respect for All
- Commitment to Community
- Lead the Way
- Excellence in Everything


Clients First • Integrity Always • Respect for All • Commitment to Community • Lead the Way • Excellence in Everything •
Peoples
BANK
Working Together. Building Success.®

Brand Promise

We will work side by side to overcome challenges and seize opportunities. We listen and work with you. Together, we will build and execute thoughtful plans and actions, blending our experience and expertise, to move you toward your goals. Our core difference is providing you peace of mind, confidence and clarity in your financial life.

Working Together. Building Success.®

PEBO's *Go To Market* proposition of Insurance, Investment and Banking is unique to our footprint and enables a complete financial relationship with our Clients

Peoples has been in the banking business since 1902

Peoples Insurance is among the 20 largest bank-owned insurance agencies in the United States

Peoples has financial advisors to meet individual and business (401K) needs

16 Market Teams made up of professionals from all lines of business

Top 250 Most Profitable Clients



50%
25%
0%
36%
9%
25%
29%
16%
24%
% of Insurance
% of Investment
Old Market
New Market
Total Bank

Data as of March 31, 2019

Old Markets are KY, WV, SE Ohio, Cambridge and Columbus

New Markets are SW and NE Ohio (including Coshocton)

Strategic Road Map for Best Community Bank in America

Best Community Bank in America

- Commitment to Superior Shareholder Returns
- Clients' 1st Choice for Banking, Investing and Insurance
- Great Place to Work
- Meaningful Impact on Our Communities

Responsible Risk Management

- Embrace Our Way of Life
- Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance
- Do Things Right the First Time
- Raise Your Hand
- Discover the Root Cause
- Excel at Change Management

Extraordinary Client Experience

- Delight the Client
- Deliver Expert Advice and Solutions
- Provide a Consistent Client Experience
- Lead Meaningful Client Reviews
- Evolve the Mobile Experience
- DWYSYWD

Profitable Revenue Growth

- Acquire, Grow and Retain Clients
- Earn Client Referrals
- Understand Client Needs and Concerns
- Live the Sales and Service Processes
- Value Our Skills and Expertise
- Operate Efficiently
- Execute Thoughtful Mergers and Acquisitions

First Class Workplace

- Hire for Values
- Strive for Excellence
- Invest in Each Other
- Promote a culture of learning
- Coach in Every Direction
- Recognize and Reward Performance
- Balance Work and Life
- Cultivate Diversity
- Spread Goodness

Strategic Priorities and Financial Results

Strategic Priorities

Positive Operating Leverage	• Expand revenue versus expense growth gap beyond 2% • Focused on sustainable revenue growth • Disciplined expense management • Drive core efficiency ratio to 60%	See page 24 See page 25 See page 26 See page 27
Superior Asset Quality	• Preserve key metrics superior to most of our peers • Balance growth with prudent credit practices • Improve diversity within the loan portfolio	See page 29 See page 30 See page 33
High Quality Balance Sheet	• Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Adjust earning asset mix by shifting investments to loans • Prudent use of capital (dividends, share repurchases & acquisitions)	See page 34 See page 35 See page 37 See page 38

New Strategic Targets

	Metrics	YTD 12/31/18	YTD 03/31/19	3-Year Strategic Target Range *	Status as of 03/31/19
Improve Asset Quality	NPAs as a percent of total loans and OREO (1)	0.71%	0.67%	0.70% to 1.00%	✓
	Net charge-offs as a percent of average total loans	0.15%	-0.15%	0.30% to 0.50%	✓
Adjust Balance Sheet Mix	Total loans to total assets	68.37%	68.15%	72.0% to 77.5%	
	Total loans to total deposits	92.33%	87.26%	85.0% to 95.0%	✓
	DDAs to total deposits	39.98%	38.27%	40.0% to 45.0%	
	Borrowings to total funding	13.62%	8.66%	15.0% to 20.0%	✓
High Quality, Diversified Revenue Stream	Total revenue growth versus prior year period	12.54%	11.85%	5% to 9%	✓
	Non-interest income, excluding gains and losses, to total revenue	30.63%	31.48%	35% to 40%	
Strong Capital Position	Total stockholders' equity to total assets	13.03%	13.32%	12% to 14%	✓
	Tangible equity to tangible assets (2)	9.35%	9.70%	8% to 10%	✓
Operating Leverage	Net interest margin (3)	3.71%	3.80%	3.6% to 3.8%	✓
	Efficiency ratio adjusted for non-core items (2)	61.32%	62.21%	Below 60%	
Execute on Strategies	Return on average stockholders' equity adjusted for non-core items (2)	10.46%	11.47%	11.5% to 13.0%	✓
	Return on average assets adjusted for non-core items (2)	1.32%	1.49%	1.45% to 1.55%	✓
	Pre-provision net revenue adjusted for non-core items / total average assets (2)	1.77%	1.79%	Over 1.80%	
	Dividend payout (4)	46.65%	41.10%	40% to 50%	✓

(1) Nonperforming loans include loans 90+ days past due and accruing, renegotiated loans and nonaccrual loans. NPAs include nonperforming loans and Other Real Estate Owned.
(2) Non-US GAAP financial measure. See Appendix.
(3) Information presented on a fully tax-equivalent basis.
(4) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 3 Year Strategy Planning Period = 2019-2021

Financial Expectations – 2019*

- Annualized organic loan growth of 5% to 7%,
- We anticipate the quarterly levels of provision expense to be somewhat higher than for the prior year, as the first quarter was not indicative of our anticipated future costs
- A net interest margin between 3.75% - 3.80% for the full year
- Fee based revenue growth is expected to be between 7% and 9% for the full year
- Total non-interest expense in the remaining quarters of 2019 to be between $30.5 million and $31.5 million
- Efficiency ratio adjusted for non-core items of between 59% and 61%
- Generate positive operating leverage for the full year
- A 19% to 19.5% effective federal income tax rate

*Financial expectations for 2019 exclude the impact of First Prestonsburg

PEBO Stock Performance – 1, 3, 5 Year

Total Annual Return as of March 31, 2019


1-Year
3-Year
5-Year
-9.6%
-3.0%
2.0%
0.4%
9.5%
20.0%
14.2%
13.0%
11.0%
13.4%
7.6%
12.0%
7.0%
8.3%
10.9%
PEBO
Peer Group
Russell 2000 Financial Services
Russell 2000
S&P 500

Total Return includes impact of dividends

Peers include: SRCE, CHCO, CCNE, CTBI, FMNB, FISI, FCF, FDEF, THFF, FRME, GABC, HBNC, LKFN, PRK, STBA, SYBT, TMP, TSC, UCFC, NWBI, SMMF

Source: Bloomberg LP

Our Capabilities

	National Banks					Peoples BANK	***Community Banks***				
Products and Services	Chase	Wells Fargo	Bank of America	PNC	Huntington		City National	Community Trust	WesBanco	Park National	United Bank
Banking and Lending	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Trust and Investment Services	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bundled Retirement Plan Service	No	Yes	Yes	Yes	Yes	Yes ★	Yes	Yes	Yes	Yes	Yes
Bank Owned Insurance Agency	No	No	No	Yes	Yes	Yes	No	No	Yes	Yes	No
General online and mobile capabilities											
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	Yes
Online banking and mobile app	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online and mobile payment capabilities											
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Biometrics & Passcode Login	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Zelle (Realtime P2P Payments)	Yes	Yes	Yes	Yes	Yes	Coming in 2019	No	Yes	Yes	Yes	Yes
Apple Pay and Samsung Pay	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
Online and mobile capabilities to put customer in control, prevent fraudulant activities											
Positive Pay and Reverse Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
ACH approval on mobile	No	Yes	No	No	No	Yes	No	Yes	Yes	Yes	Yes
Positive Pay on mobile	No	Yes	No	No	No	Yes ★	No	Yes	No	Yes	Yes
Debit card on / off switch	No	Yes	Yes	No	Yes	Yes ★	Yes	Yes	No	Yes	No
Realtime debit card notifications	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

★ Indicates PEBO has advantage over Community Banks group

Peoples BANCORP

Information based on competitor websites and is accurate as of April 30, 2019

Peoples Market Insight

- Strongest deposit market share positions in more rural markets where we can affect pricing
- Presence near larger cities puts us in position to capture lending opportunities in more urban markets (e.g. Cleveland, Akron, Canton, Cincinnati and Columbus)



OHIO
Cleveland-Elyria, OH
Akron, OH
Mount Vernon, OH
Coshocton, OH
Columbus, OH
Zanesville, OH
Cambridge, OH
Dayton, OH
Marietta, OH
Wilmington, OH
Athens, OH
Cincinnati, OH-KY-IN
Jackson, OH
Parkersburg-Vienna, WV
WEST VIRGINIA
Point Pleasant, WV-OH
Huntington-Ashland, WV-KY-OH

Note: Green areas represent more urban population centers

MSA	Rank	Deposits ($000)*	Deposit Market Share (%)
Marietta, OH	1	706,482	46.79%
Wilmington, OH	1	210,914	34.21%
Cambridge, OH	1	219,162	34.22%
Coshocton, OH	2	113,920	22.47%
Portsmouth, OH	3	129,467	16.22%
Point Pleasant, WV	3	82,809	22.64%
Athens, OH	3	88,222	12.22%
Jackson, OH	4	63,993	15.71%
Parkersburg-Vienna, WV	7	112,015	6.92%
Zanesville, OH	7	22,584	1.58%
Mount Vernon, OH	9	10,963	1.32%
Cincinnati, OH-KY-IN	14	414,826	0.37%
Huntington-Ashland, WV-KY-OH	17	126,837	2.22%
Akron, OH	19	87,722	0.63%
Cleveland-Elyria, OH	24	115,658	0.17%
Columbus, OH	28	97,136	0.14%
Non-MSA		348,717	
Total		**2,951,427**	

*Source: S&P Global Market Intelligence @ 6/30/18
From Annual Summary of Deposits Report

Peoples BANCORP

Acquisition

First Prestonsburg Transaction

First Commonwealth Bank Member FDIC

First Prestonsburg Bancshares Inc. was merged into Peoples on April 12, 2019

- Nine full service branches in and around the Prestonsburg and Pikeville markets in eastern Kentucky have become Peoples branches
- First Prestonsburg Bancshares Inc. ranked in the top 3 in market share in 4 of the 5 counties in which it operated
- Opportunity to gain synergies with existing insurance operation in the area
- Will provide liquidity in rising deposit cost environment

Transaction Summary	
Consideration paid:	$48.7 million
*Cost savings:	35% 2019 Phase-in = 75% 2020 Phase-in = 100%
*Gross loan mark:	3.70%
*One-time costs:	$9 million
Closing /Conversion date:	April 12, 2019

* Estimate based on due diligence performed in October 2018

Financial Summary as of 03/31/19

- Total assets = $297 million

- Total loans = $137 million

- Total deposits = $252 million

Financial Impact TBD

- Anticipated to add $0.06 - $0.08 per share in 2019 and $0.15 - $0.17 per share in 2020

- Tangible book earn-back of about 2 years

- Price / Last Twelve Months earnings = 18.5 x

Q1 2019 Performance

First Quarter 2019 Highlights

- Diluted earnings per share of $0.73 compared to $0.64 for the first quarter of 2018
- Return on average assets of 1.46%, adjusted ROA of 1.49%
- Growth of 16% in net interest income compared to the first quarter of 2018
- A 14 basis point increase in net interest margin compared to the first quarter of 2018 to 3.80%
- An increase of 3.8% in our tangible book value per share to $19.00 at March 31, 2018, from $18.30 at December 31, 2018
- Deposit growth of 6% annualized to $3.1 billion compared to December 31, 2018
- Criticized loans declined $24 million, or 22%, and nonaccrual loans dropped compared to December 31, 2018
- Loan chargeoffs remained consistently low during the quarter

Business Highlights

- Commercial Banking
  - Average loans up 1% so far in 2019
  - $25 million lending "house limit" although legal limit is over $50 million
- Retail Banking
  - Indirect loans grew by $62 million, or 18%, since March 31, 2018
  - Consumer demand deposit accounts at 42.5% of total consumer deposits
- Insurance
  - Commercial property & casualty lines comprising 45.6% of revenue
  - Expanding life & health segment comprising 7.8% of revenue
- Trust and Investments
  - $2.3 billion in assets under administration and management
  - 2019 trust and investment income was up 1.4% compared to the first quarter of 2018
  - Retirement planning, 401(k) administration, brokerage and trust services

Adjusted Operating Leverage

Expect to generate positive operating leverage, adjusted for non-core items, for the full year of 2019

Versus the same quarter in the prior year, adjusted operating leverage has been positive for six of the past eight quarters.



10%
5%
0%
0%
7%
8%
7%
0%
1%
1%
0%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19

Versus the prior year, adjusted operating leverage was positive for fiscal years 2016 through Q1-2019.



6%
4%
2%
0%
5%
5%
3%
0%
FY-16
FY-17
FY-18
YTD-19

Adjusted operating leverage is a non-US GAAP financial measure calculated as the difference between total revenue growth and non-interest expense growth, on a percentage basis, excluding the impact of acquisition-related expenses and pension settlement charges.

Total Revenue Growth

23% increase in total revenue from Q1-17 to Q1-19



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
(thousands) Not to scale
$13,334
$13,590
$12,610
$13,119
$14,894
$13,807
$14,341
$14,192
$15,581
$26,945
$28,090
$29,220
$29,122
$29,359
$32,808
$33,324
$34,121
$33,914
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Net Interest Income
Non-Interest Income, Excluding Gains and Losses

Beginning in the second quarter of 2018 Peoples benefited from the acquisition of ASB Financial Corp ("ASB"). On April 13, 2018, Peoples completed the acquisition ASB. ASB merged into Peoples, and ASB's wholly-owned subsidiary, American Savings Bank, fsb, which operated seven full-service bank branches and two loan production offices in southern Ohio and eastern Kentucky, merged into Peoples Bank. Loans acquired, coupled with increasing loan yields, contributed to the increase in net interest income, and the acquired mortgage origination operation contributed to the increase in non-interest income.

Core Non-Interest Expense *

The recent escalation in expenses is do to the ASB acquisition, our move to a $15 minimum wage, an increase in FTE's for succession, growth and technology investments. We expect expenses to be in the range of $30.5 million and $31.5 million for the remaining 2019 quarters (excluding the impact of First Prestonsburg).



Core Non-Interest Expenses *
Expenses Resulting from ASB Acqusition**
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
(thousands) Not to scale
$889
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18**
Q3-18
Q4-18
Q1-19

* Non-US GAAP financial measure. See Appendix.

** Q2 2018 included a partial quarter of expenses resulting from the ASB acquisition, such as salaries and occupancy expenses.

Peoples BANCORP

Efficiency Ratio Adjusted for Non-core Items*

Efficiency ratio has improved as a result of expense control and revenue growth


66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
64.89%
61.19%
60.74%
60.71%
61.42%
62.03%
60.80%
61.04%
62.21%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19

4% improvement from Q1 2017 to Q1 2019


68.00%
67.00%
66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
59.00%
58.00%
67.49%
64.30%
61.85%
61.32%
62.21%
FY-15
FY-16
FY-17
FY-18
YTD-19

8% improvement from FY 2015 to FY 2019

* The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amounts represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, core banking system conversion revenue and expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses in earnings, and uses fully tax-equivalent net interest income. (see Appendix).

Deposits Per Branch

Deposits per full service branch has trended upward since 2015, assisting us in being a more efficient bank.



Total Deposits Per Full Service Branch
$46,000,000
$44,000,000
$42,000,000
$40,000,000
$38,000,000
$36,000,000
$34,000,000
$32,000,000
$30,000,000
75
70
65
60
12/2015
12/2016
12/2017
12/2018
03/2019
Deposits/Full Service Branch
Full-Service Bank Branches

Peoples BANCORP

Improvement in Key Metrics

Peoples' focus on steadily growing loans and deposits, managing expenses, and increasing operating leverage, has resulted in improvement in key financial metrics



Return on Average Assets Adjusted for Non-Core Items(1)(2)
2.00%
1.50%
1.00%
0.50%
0.00%
0.97%
1.08%
1.32%
1.49%
FY-16
FY-17
FY-18
YTD-19



Return on Average Tangible Stockholders' Equity Adjusted for Non-Core Items (1)(2)
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
12.31%
13.13%
16.27%
17.06%
FY-16
FY-17
FY-18
YTD-19



Tangible Book Value Per Share
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$15.89
$17.17
$18.30
$19.00
FY-16
FY-17
FY-18
YTD-19



PPNR Adjusted for Non-Core Items (1)(2)
PPNR to Total Average Assets Adjusted for Non-Core Items (1)(2)
$64,000
$58,000
$52,000
$46,000
$40,000
2.15%
2.05%
1.95%
1.85%
1.75%
1.65%
1.55%
1.45%
1.48%
1.67%
1.77%
1.79%
FY-16
FY-17
FY-18
YTD-19

(1) Non-US GAAP financial measure. See Appendix.

(2) Presented on an annualized basis.

Asset Quality – NPAs/Assets

NPAs as a percentage of total assets have consistently been superior to midwest banks with $1 - $10 billion in total assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
NPAs / Assets
0.64%
0.66%
0.72%
0.75%
0.64%
0.57%
0.56%
0.49%
0.48%
0.46%
0.46%
0.49%
0.45%
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
$1-10 billion Midwest Banks
Peoples Bank

Source: S&P Global Market Intelligence. Non-performing assets are defined as nonaccrual loans plus troubled debt restructurings plus other-real estate owned.

NPA Composition

NPAs at 03/31/19 were primarily composed of well-collateralized commercial real estate and residential real estate loans, consistent with trend noted in recent quarters



$30
$25
$20
$15
$10
$5
$-
($millions)
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
CRE
Residential
C&I
HELOC
Consumer

Asset Quality

Criticized loans as a percent of Tier 1 Capital and ALLL is at an 18-year low as of March 31, 2019



Dollars in Thousands
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30.4%
29.9%
30.1%
32.3%
27.4%
25.6%
32.2%
31.3%
30.0%
28.1%
21.5%
16.5%
17.4%
16.8%
15.4%
11.7%
13.1%
12.4%
14.4%
12.4%
10.8%
11.3%
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Criticized Loans / Tier 1 Capital + ALLL *
Classified Loans / Tier 1 Capital + ALLL *

* In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

Loan Composition

Loan Portfolio (Excluding Deposit Overdrafts)



Consumer, direct 2.6%
Construction 4.6%
Home Equity Lines of Credit 4.7%
Consumer, Indirect 15.0%
Commercial Real Estate ("CRE") 29.8%
Residential Real Estate 22.1%
Commercial & Industrial 21.7%

Commercial Real Estate Portfolio*

The Commercial Real Estate Portfolio was comprised of loans to the following industries at March 31, 2019.



Multi Family 13%
Other 28%
Mixed Use 12%
Residential Construction 1%
Light Industrial 7%
Land 2%
Child Care 2%
Assisted Living 5%
Office 12%
Educational Services 3%
Retail 6%
Warehouse 6%
Lodging 3%

Data as of March 31, 2019

Total loan portfolio = $2,787,580

*Exposure Including Commitments

Total CRE portfolio = $927,422

Total Loan Growth

Organic loan growth was 4% from March 31, 2018



($millions)
$2,700
$2,600
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
$2,327
$2,357
$2,402
$2,458
$229
$2,708
$2,729
$2,738
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Total Loans Except ASB*
ASB* Acquired Loans
Average Loan Balances

*On April 13, 2018, Peoples completed the acquisition ASB. ASB merged into Peoples, and ASB's wholly-owned subsidiary, American Savings Bank, fsb, which operated seven full-service bank branches and two loan production offices in southern Ohio and eastern Kentucky, merged into Peoples Bank. Loans acquired in the acquisition are represented in the green bar above.

Deposit Growth

Total deposits were up 12% compared to March 31, 2018
For the quarter ended March 31, 2019, cost of deposits was 0.80%



($millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$2,730
$2,813
$2,949
$3,041
$2,955
$3,137
42%
41%
39%
38%
40%
38%
DDAs**
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Non-interest-bearing DDAs**
Interest-bearing DDAs**
Savings accounts
Retail certificates of deposit
Money market deposit accounts
Governmental deposit accounts
Brokered certificates of deposit
ASB* acquired deposits

*On April 13, 2018, Peoples completed the acquisition ASB. ASB merged into Peoples, and ASB's wholly-owned subsidiary, American Savings Bank, fsb, which operated seven full-service bank branches and two loan production offices in southern Ohio and eastern Kentucky, merged into Peoples Bank. Deposits acquired in the acquisition are represented in the green bar above.

** DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts.

Deposit Costs and Betas

Peoples has maintained low deposit and funding costs relative to banks in the $2B to $10B universe, midwest banks, and the banking industry as a whole



Peer Group Deposit Beta Metrics Over Time
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Cumulative Q117-Q119
40.00%
8.57%
8.00%
-9.94%
77.60%
20.96%
12.00%
4.00%
62.40%
20.68%
12.00%
0.00%
36.00%
13.36%
-4.00%
-4.00%
72.00%
25.41%
12.00%
-20.00%
112.00%
45.69%
36.00%
16.00%
120.00%
64.00%
53.0...
20.00%
76.00%
45.40%
28.00%
8.00%
27.35%
21.78%
PEBO
Mean
Peer High
Peer Low

Source: Keefe, Bruyette & Woods, Inc., except PEBO Cumulative: Q1 2017 to Q4 2018

Beta for Q1-2019 was not calculated because there was no rate hike.

Earning Asset Mix

Since 2013, the percentage of earning assets composed of investments has decreased, while the percentage composed of loans has increased.



$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Total Earning Assets
80%
70%
60%
50%
40%
30%
20%
Percentage of Total Earning Assets
64%
69%
70%
72%
73%
76%
76%
36%
31%
30%
28%
27%
24%
24%
FY-13
FY-14
FY-15
FY-16
FY-17
FY-18
YTD-19
Investments
Loans
Investments %
Loans %

Prudent Use of Capital

- **Dividends**
  - Consistently evaluate dividend and adjust accordingly – annualized dividend yield at March 31, 2019 was 4.35%
  - On a percentage basis, dividend growth has out paced earnings per share growth of the last two years



Cash Dividends Declared Per Share
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.15
$0.16
$0.16
$0.17
$0.20
$0.20
$0.22
$0.22
$0.26
$0.28
$0.28
$0.30
$0.30
$0.34
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

- **Acquisitions**
  - One insurance acquisition and three bank acquisitions were completed in 2014
  - One insurance acquisition and one bank acquisition were completed in 2015
  - One investment acquisition was completed in 2016
  - Two insurance acquisitions were completed in 2017
  - A bank acquisition was completed in April 2018, and another was completed in April 2019
- **Capital priorities**
  - Organic growth, dividends and acquisition activities

CRE Concentration Analysis

- **CRE exposure is well below supervisory criteria established to identify institutions with heightened CRE concentration risk**
  - Exposure levels also compare favorably to peer institution concentration levels
  - Concentration levels have improved relative to peers on a linked quarter basis



Peer Bank Subs - CRE Loans / Risk-Based Capital
400%
350%
300%
250%
200%
150%
100%
50%
0%
222%
155%
TSC
STBA
FDEF
TMP
CCNE
FCF
GABC
Universe 51-510 B
SYBT
HBNC
CHCO
FRME
SMMF
FISI
LKFN
PEBO
UCFC
CTBI
NWBI
FMNB
PRK
THFF
SRCE

Note: For the following peers, 12/31/18 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB

★ 300% is the level considered heightened CRE concentration risk per supervisory guidance

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/18. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2018.

CRE Concentration Analysis

Peer Bank Subs -- Construction, Land, and Land Development Loans / Risk-Based Capital



110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
45%
36%
UCFC
SYBT
CCNE
FDEF
LKFN
FRME
SMMF
Universe $1-$10 B
FISI
GABC
PEBO
HBNC
STBA
TMP
FCF
PRK
FMNB
TSC
THFF
NWBI
CTBI
SRCE
CHCO

Note: For the following peers, 12/31/18 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB

★ 100% is the level considered heightened construction, land and land development concentration risk per supervisory guidance

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/18. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peoples BANCORP

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2018.

Insurance & Investment Income Composition

Insurance Revenue *


Other
3.7%
Life &
Health
7.8%
P&C
Personal
Lines
12.3%
Performance
based **
30.7%
P&C
Commercial
Lines
45.6%

** Approximately 90% attributable to P&C Commercial Lines

Investment Revenue *


Employee
Benefits
16.4%
Brokerage
31.0%
Fiduciary
52.6%

* Trailing Twelve Months from 03/31/19

Total insurance revenue for the trailing twelve months from 03/31/19 = $ 14,778,000

Total investment revenue for the trailing twelve months from 03/31/19 = $ 12,587,000

Appendix

Non-US GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-16	FY-17	FY-18	YTD-19
Income before income taxes	$ 45,282	$ 57,203	$ 54,941	$ 17,746
Add: Provision for loan losses	3,539	3,772	5,448	–
Add: Loss on debt extinguishment	707	–	13	–
Add: Loss on OREO	34	116	35	25
Add: Loss on securities	1	–	147	–
Add: Loss on other assets	427	–	469	157
Add: Loss on other transactions	–	–	75	–
Less: Recovery of loan losses	–	–	–	263
Less: Gain on OREO	–	–	14	–
Less: Gains on securities	931	2,983	1	30
Less: Gains on other assets	35	28	76	–
Less: Gains on other transactions	–	25	168	–
Pre-provision net revenue	**$ 50,368**	**$ 58,055**	**$ 60,869**	**$ 17,635**
Average assets *(in millions)*	$ 3,320	$ 3,510	$ 3,872	$ 3,986
Pre-provision net revenue to average assets (a)	1.52%	1.65%	1.57%	1.79%

(a) Presented on an annualized basis

Non-US GAAP Measures

PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding acquisition-related costs and pension settlement charges, plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-16	FY-17	FY-18	YTD-19
Income before income taxes	$ 45,282	$ 57,203	$ 54,941	$ 17,746
Add: System upgrade revenue waived	85	—	—	—
Add: Acquisition-related costs	—	341	7,262	253
Add: Pension settlement charges	—	242	267	—
Add: Provision for loan losses	3,539	3,772	5,448	—
Add: Loss on debt extinguishment	707	—	13	—
Add: Loss on OREO	34	116	35	25
Add: Loss on securities	1	—	147	—
Add: Loss on other assets	427	—	469	157
Add: Loss on other transactions	—	—	75	—
Less: Recovery of loan losses	—	—	—	263
Less: Gain on OREO	—	—	14	—
Less: Gains on securities	931	2,983	1	30
Less: Gains on other assets	35	28	76	—
Less: Gains on other transactions	—	25	168	—
Pre-provision net revenue	**$ 50,368**	**$ 58,638**	**$ 68,398**	**$ 17,888**
Average assets *(in millions)*	$ 3,320	$ 3,510	$ 3,872	$ 3,986
Pre-provision net revenue to average assets (a)	1.52%	1.67%	1.77%	1.82%

(a) Presented on an annualized basis

Non-US GAAP Measures

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure used to evaluate Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	YTD-19
Total non-interest income	$ 46,382	$ 50,867	$ 55,573	$ 56,754	$ 15,429
Less: net gain (loss) on investment securities	729	930	2,983	(146)	30
Less: net loss on asset disposals and other transactions	(1,788)	(1,133)	(63)	(334)	(182)
Total non-interest income, excluding gains and losses	$ 47,441	$ 51,070	$ 52,653	$ 57,234	$ 15,581
Plus: core baking system conversion revenue waived	-	85	-	-	-
Core non-interest income excluding net gains and losses	**$ 47,441**	**$ 51,155**	**$ 52,653**	**$ 57,234**	**$ 15,581**

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19
Total non-interest income	$ 13,671	$ 13,717	$ 14,446	$ 13,739	$ 14,969	$ 13,255	$ 14,353	$ 14,177	$ 15,429
Less: net gain (loss) on investment securities	$ 340	$ 18	$ 1,861	$ 764	$ 1	$ (147)	$ -	$ -	$ 30
Less: net (loss) gain on asset disposals and other transactions	(3)	109	(25)	(144)	74	(405)	12	(15)	(182)
Total non-interest income, excluding gains and losses	$ 13,334	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192	$ 15,581
Core non-interest income excluding net gains and losses	**$ 13,334**	**$ 13,590**	**$ 12,610**	**$ 13,119**	**$ 14,894**	**$ 13,807**	**$ 14,341**	**$ 14,192**	**$ 15,581**

Non-US GAAP Measures

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses.

($ in Thousands)		FY-15		FY-16		FY-17		FY-18		YTD-19
Total non-interest expense	$	115,081	$	106,911	$	107,975	$	125,977	$	31,860
Less: system conversion expenses		-		1,259		-		-		-
Less: acquisition-related expenses		10,722		-		341		7,262		253
Less: pension settlement charges		459		-		242		267		-
Less: other non-core charges		592		-		-		-		-
Total non-core expenses	$	11,773	$	1,259	$	583	$	7,529	$	253
Core non-interest expense	**$**	**103,308**	**$**	**105,652**	**$**	**107,392**	**$**	**118,448**	**$**	**31,607**

($ in Thousands)		Q1-17		Q2-17		Q3-17		Q4-17		Q1-18		Q2-18		Q3-18		Q4-18		Q4-19
Total non-interest expense	$	27,331	$	26,680	$	26,558	$	27,406	$	28,221	$	35,971	$	30,829	$	30,956	$	31,860
Less: acquisition-related expenses		-		-		-		341		149		6,056		675		382		253
Less: pension settlement charges		-		-		-		242		-		-		176		91		-
Total non-core expenses	$	-	$	-	$	-	$	583	$	149	$	6,056	$	851	$	473	$	253
Core non-interest expense	**$**	**27,331**	**$**	**26,680**	**$**	**26,558**	**$**	**26,823**	**$**	**28,072**	**$**	**29,915**	**$**	**29,978**	**$**	**30,483**	**$**	**31,607**

Non-US GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)		FY-15		FY-16		FY-17		FY-18		YTD-19
Total non-interest expense	$	115,081	$	106,911	$	107,975	$	125,977	$	31,860
Less: amortization of other intangible assets		4,077		4,030		3,516		3,338		694
Adjusted total non-interest expense (Efficiency ratio numerator)	**$**	**111,004**	**$**	**102,881**	**$**	**104,459**	**$**	**122,639**	**$**	**31,166**
Total non-interest income excluding net gains and losses	$	47,441	$	51,070	$	52,653	$	57,234	$	15,581
Net interest income		97,612		104,865		113,377		129,612		33,914
Add: fully tax-equivalent adjustment (a)		1,978		2,027		1,912		881		200
Net interest income on a fully tax-equivalent basis	$	99,590	$	106,892	$	115,289	$	130,493	$	34,114
Adjusted revenue (Efficiency ratio denominator)	**$**	**147,031**	**$**	**157,962**	**$**	**167,942**	**$**	**187,727**	**$**	**49,695**
Efficiency ratio		75.50%		65.13%		62.20%		65.33%		62.71%

(a) Based on a 21% statutory federal corporate income tax rate for 2019 and 2018 and a 35% statutory federal corporate income tax rate for prior periods.

Non-US GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q4-19
Total non-interest expense	$ 27,331	$ 26,680	$ 26,558	$ 27,406	$ 28,221	$ 35,971	$ 30,829	$ 30,956	$ 31,860
Less: amortization of other intangible assets	863	871	869	913	754	861	862	861	694
Adjusted total non-interest expense (Efficiency ratio numerator)	**$ 26,468**	**$ 25,809**	**$ 25,689**	**$ 26,493**	**$ 27,467**	**$ 35,110**	**$ 29,967**	**$ 30,095**	**$ 31,166**
Total non-interest income excluding net gains and losses	$ 13,334	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192	$ 15,581
Net interest income	26,945	28,090	29,220	29,122	29,359	32,808	33,324	34,121	33,914
Add: fully tax-equivalent adjustment (a)	513	496	460	440	227	223	221	212	200
Net interest income on a fully tax-equivalent basis	$ 27,458	$ 28,586	$ 29,680	$ 29,562	$ 29,586	$ 33,031	$ 33,545	$ 34,333	$ 34,114
Adjusted revenue (Efficiency ratio denominator)	**$ 40,792**	**$ 42,176**	**$ 42,290**	**$ 42,681**	**$ 44,480**	**$ 46,838**	**$ 47,886**	**$ 48,525**	**$ 49,695**
Efficiency ratio	64.89%	61.19%	60.74%	62.07%	61.75%	74.96%	62.58%	62.02%	62.71%

(a) Based on a 21% statutory federal corporate income tax rate for 2019 and 2018 and a 35% statutory federal corporate income tax rate for prior periods.

Non-US GAAP Measures

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amounts represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, core banking system conversion revenue and expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	YTD-19
Core non-interest expense	$ 103,308	$ 105,652	$ 107,392	$ 118,448	$ 31,607
Less: amortization of other intangible assets	4,077	4,030	3,516	3,338	694
Adjusted core non-interest expense (Efficiency ratio numerator)	**$ 99,231**	**$ 101,622**	**$ 103,876**	**$ 115,110**	**$ 30,913**
Core non-interest income excluding net gains and losses	$ 47,441	$ 51,155	$ 52,653	$ 57,234	$ 15,581
Net interest income on a fully tax-equivalent basis (a)	$ 99,590	$ 106,892	$ 115,289	$ 130,493	$ 34,114
Adjusted core revenue (Efficiency ratio denominator)	**$ 147,031**	**$ 158,047**	**$ 167,942**	**$ 187,727**	**$ 49,695**
Efficiency ratio adjusted for non-core items	67.49%	64.30%	61.85%	61.32%	62.21%

(a) Based on a 21% statutory federal corporate income tax rate for 2019 and 2018 and a 35% statutory federal corporate income tax rate for prior periods.

Non-US GAAP Measures

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amounts represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, core banking system conversion revenue and expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19
Core non-interest expense	$ 27,331	$ 26,680	$ 26,558	$ 26,823	$ 28,072	$ 29,915	$ 29,978	$ 30,483	$ 31,607
Less: amortization of other intangible assets	863	871	869	913	754	861	862	861	694
Adjusted core non-interest expense (Efficiency ratio numerator)	**$ 26,468**	**$ 25,809**	**$ 25,689**	**$ 25,910**	**$ 27,318**	**$ 29,054**	**$ 29,116**	**$ 29,622**	**$ 30,913**
Core non-interest income excluding net gains and losses	$ 13,334	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192	$ 15,581
Net interest income on a fully tax-equivalent basis (a)	$ 27,458	$ 28,586	$ 29,680	$ 29,562	$ 29,586	$ 33,031	$ 33,545	$ 34,333	$ 34,114
Adjusted core revenue (Efficiency ratio denominator)	**$ 40,792**	**$ 42,176**	**$ 42,290**	**$ 42,681**	**$ 44,480**	**$ 46,838**	**$ 47,886**	**$ 48,525**	**$ 49,695**
Efficiency ratio adjusted for non-core iten	64.89%	61.19%	60.74%	60.71%	61.42%	62.03%	60.80%	61.04%	62.21%

(a) Based on a 21% statutory federal corporate income tax rate for 2019 and 2018 and a 35% statutory federal corporate income tax rate for prior periods.

Non-US GAAP Measures

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q4-19
Tangible Equity:						
Total stockholders' equity	$ 458,592	$ 456,815	$ 499,339	$ 504,290	$ 520,140	$ 535,121
Less: goodwill and other intangible assets	144,576	143,820	163,953	163,401	162,085	161,242
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055	$ 373,879
Tangible Assets:						
Total assets	$ 3,581,686	$ 3,634,929	$ 3,972,091	$ 4,003,089	$ 3,991,454	$ 4,017,119
Less: goodwill and other intangible assets	144,576	143,820	163,953	163,401	162,085	161,242
Tangible assets	$ 3,437,110	$ 3,491,109	$ 3,808,138	$ 3,839,688	$ 3,829,369	$ 3,855,877
Tangible Equity to Tangible Assets:						
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055	$ 373,879
Tangible assets	$ 3,437,110	$ 3,491,109	$ 3,808,138	$ 3,839,688	$ 3,829,369	$ 3,855,877
Tangible equity to tangible assets	9.14%	8.97%	8.81%	8.88%	9.35%	9.70%
Tangible Book Value per Share:						
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055	$ 373,879
Common shares outstanding	18,287,449	18,365,035	19,528,952	19,550,014	19,565,029	19,681,692
Tangible book value per share	$ 17.17	$ 17.04	$ 17.17	$ 17.44	$ 18.30	$ 19.00

Non-US GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	FY-16	FY-17	FY-18	YTD-19
Annualized Net Income Excluding Amortization of Other Intangible Assets:										
Net income	$ 9,001	$ 11,741	$ 7,892	$ 12,725	$ 13,897	$ 14,369	$ 31,157	$ 38,471	$ 46,255	$ 14,369
Add: amortization of other intangible assets	913	754	861	862	861	694	4,030	3,516	3,338	694
Less: tax effect (a) of amortization of other intangible assets	320	158	181	181	181	146	1,410	1,231	701	146
Net income excluding amortization of other intangible assets	$ 9,594	$ 12,337	$ 8,572	$ 13,406	$ 14,577	$ 14,917	$ 33,777	$ 40,756	$ 48,892	$ 14,917
Days in the period	92	90	91	92	92	90	366	365	365	90
Days in the year	365	365	365	365	365	365	366	365	365	365
Annualized net income	$ 35,710	$ 47,616	$ 31,655	$ 50,485	$ 55,135	$ 58,274	$ 31,157	$ 38,471	$ 46,255	$ 58,274
Annualized net income excluding amortization of other intangible assets	$ 38,063	$ 50,033	$ 34,382	$ 53,187	$ 57,833	$ 60,497	$ 33,777	$ 40,756	$ 48,892	$ 60,497
Average Tangible Stockholders' Equity:										
Total average stockholders' equity	$ 458,648	$ 454,232	$ 489,876	$ 501,785	$ 507,890	$ 524,196	$ 432,666	$ 450,379	$ 488,139	$ 524,196
Less: average goodwill and other intangible assets	143,942	144,190	161,600	163,615	162,790	161,673	147,981	144,696	158,115	161,673
Average tangible stockholders' equity	$ 314,706	$ 310,042	$ 328,276	$ 338,170	$ 345,100	$ 362,523	$ 284,685	$ 305,683	$ 330,024	$ 362,523

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periods, and a 35% federal statutory tax rate for all other periods shown.

Non-US GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

Continued from previous slide.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	FY-16	FY-17	FY-18	YTD-19
Return on Average Stockholders' Equity Ratio:										
Annualized net income	$ 35,710	$ 47,616	$ 31,655	$ 50,485	$ 55,135	$ 58,274	$ 31,157	$ 38,471	$ 46,255	$ 58,274
Average stockholders' equity	$ 458,648	$ 454,232	$ 489,876	$ 501,785	$ 508,548	$ 524,196	$ 432,666	$ 450,379	$ 488,139	$ 524,196
Return on average stockholders' equity	7.79%	10.48%	6.46%	10.06%	10.84%	11.12%	7.20%	8.54%	9.48%	11.12%
Return on Average Tangible Stockholders' Equity Ratio:										
Annualized net income excluding amortization of other intangible assets	$ 38,063	$ 50,033	$ 34,382	$ 53,187	$ 57,833	$ 60,497	$ 33,777	$ 40,756	$ 48,892	$ 60,497
Average tangible stockholders' equity	$ 314,706	$ 310,042	$ 328,276	$ 338,170	$ 345,758	$ 362,523	$ 284,685	$ 305,683	$ 330,024	$ 362,523
Return on average tangible stockholders' equity	12.09%	16.14%	10.47%	15.73%	16.73%	16.69%	11.86%	13.33%	14.81%	16.69%

Non-US GAAP Measures

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	Q3-18	Q4-18	Q1-19	FY-16	FY-17	FY-18	YTD-19
Return on average stockholders' equity:							
Annualized net income	$ 50,485	$ 55,135	$ 58,315	$ 31,157	$ 38,471	$ 46,255	$ 58,315
Total average stockholders' equity	501,785	508,548	524,196	432,666	450,379	488,139	524,196
Return on average stockholders' equity	10.06%	10.84%	11.12%	7.20%	8.54%	9.48%	11.12%
Return on average stockholders' equity adjusted for non-core items:							
Net income	$ 12,725	$ 13,897	$ 14,379	$ 31,157	$ 38,471	$ 46,255	$ 14,379
Add: net loss on investment securities, net of tax (a)	-	-	-	-	-	115	-
Less: net gain on investment securities, net of tax (a)	-	-	(24)	-	(1,939)	-	(24)
Add: net loss on asset disposals and other transactions, net of tax (a)	-	12	144	-	41	264	144
Less: net gain on asset disposals and other transactions, net of tax (a)	(9)	-	-	-	-	-	-
Add: acquisition-related expenses, net of tax (a)	533	302	200	-	222	5,737	200
Add: pension settlement charges, net of tax (a)	139	72	-	-	157	211	-
Add: system conversion expenses	-	-	-	1,259	-	-	-
Less: release of deferred tax asset valuation allowance	-	(805)	-	-	-	(805)	-
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	-	-	-	-	(705)	-
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	-	-	-	-	897	-	-
Net income adjusted for non-core items	$ 13,388	$ 13,478	$ 14,699	$ 32,416	$ 37,849	$ 51,072	$ 14,699
Annualized net income adjusted for non-core items	$ 53,115	$ 53,473	$ 58,317	$ 32,416	$ 37,849	$ 51,072	$ 58,317
Total average stockholders' equity	501,785	508,548	508,548	432,666	450,379	488,139	508,548
Return on average stockholders' equity adjusted for non-core items	10.59%	10.51%	11.47%	7.49%	8.40%	10.46%	11.47%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019and 2018 periods and 35% for the 2017 period.

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Non-US GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average tangible stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, the after tax impact of all gains and losses, acquisition-related expenses and pension settlement charges, and the after-tax impact of amortization of other intangible assets from earnings, and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	FY-16	FY-17	FY-18	YTD-19
Return on average tangible stockholders' equity:										
Annualized net income excluding amortization of other intangible assets	$ 38,063	$ 50,033	$ 34,382	$ 53,187	$ 57,833	$ 60,537	$ 33,777	$ 40,756	$ 48,892	$ 60,537
Total average tangible stockholders' equity	314,706	310,042	328,276	338,170	345,758	362,523	284,685	305,683	330,024	362,523
Return on average tangible stockholders' equity	12.09%	16.14%	10.47%	15.73%	16.73%	16.70%	11.86%	13.33%	14.81%	16.70%
Return on average tangible stockholders' equity adjusted for non-core items:										
Net income excluding amortization of other intangible assets	$ 9,594	$ 12,337	$ 8,572	$ 13,406	$ 14,577	$ 14,927	$ 33,777	$ 40,756	$ 48,892	$ 14,927
Add: net loss on investment securities, net of tax(a)	-	-	116	-	-	-	-	-	115	-
Less: net gain on investment securities, net of tax(a)	(497)	(1)	-	-	-	(24)	-	(1,939)	-	(24)
Add: net loss on asset disposals and other transactions, net of tax(a)	94	-	320	-	12	144	-	41	264	144
Less: net gain on asset disposals and other transactions, net of tax(a)	-	(58)	-	(9)	-	-	-	-	-	-
Add: acquisition-related expenses, net of tax(a)	222	118	4,784	533	302	200	-	222	5,737	200
Add: pension settlement charges, net of tax(a)	157	-	-	139	72	-	-	157	211	-
Add: system conversion expenses	-	-	-	-	-	-	1,259			
Less: release of deferred tax asset valuation allowance	-	-	-	-	(805)	-	-	-	(805)	-
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	(705)	-	-	-	-	-	-	(705)	-
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	897	-	-	-	-	-	-	897	-	-
Net income excluding amortization of other intangible assets adjusted for non-core items	$ 10,467	$ 11,691	$ 13,792	$ 14,069	$ 14,158	$ 15,247	$ 35,036	$ 40,134	$ 53,709	$ 15,247
Annualized net income excluding amortization of other intangible assets adjusted for non-core items	$ 41,527	$ 47,414	$ 55,320	$ 55,817	$ 56,170	$ 61,835	$ 35,036	$ 40,134	$ 53,709	$ 61,835
Total average tangible stockholders' equity	314,706	310,042	328,276	338,170	345,758	362,523	284,685	305,683	330,024	362,523
Return on average tangible stockholders' equity adjusted for non-core items	13.20%	15.29%	16.85%	16.51%	16.25%	17.06%	12.31%	13.13%	16.27%	17.06%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period.

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Non-US GAAP Measures

RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	FY-16	FY-17	FY-18	YTD-19
Return on average assets:										
Annualized net income	$ 35,710	$ 47,616	$ 31,655	$ 50,485	$ 55,135	$ 58,274	$ 31,157	$ 38,471	$ 46,255	$ 58,274
Total average assets	3,562,243	3,597,043	3,897,957	3,998,254	3,990,989	3,985,621	3,320,447	3,510,288	3,871,832	3,985,621
Return on average assets	1.00%	1.32%	0.81%	1.26%	1.38%	1.46%	0.94%	1.10%	1.19%	1.46%
Return on average assets adjusted for non-core items:										
Net income	$ 9,001	$ 11,741	$ 7,892	$ 12,725	$ 13,897	$ 14,369	$ 31,157	$ 38,471	$ 46,255	$ 14,369
Add: net loss on investment securities, net of tax (a)	-	-	116	-	-	-	-	-	115	-
Less: net gain on investment securities, net of tax (a)	(497)	(1)	-	-	-	(24)	-	(1,939)	-	(24)
Add: net loss on asset disposals and other transactions, net of tax (a)	94	-	320	-	12	144	-	41	264	144
Less: net gain on asset disposals and other transactions, net of tax (a)	-	(58)	-	(9)	-	-	-	-	-	-
Add: acquisition-related expenses, net of tax (a)	222	118	4,784	533	302	200	-	222	5,737	200
Add: pension settlement charges, net of tax (a)	157	-	-	139	72	-	-	157	211	-
Add: system conversion expenses	-	-	-	-	-	-	1,259	-	-	-
Less: release of deferred tax asset valuation allowance	-	-	-	-	(805)	-	-	-	(805)	-
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	(705)	-	-	-	-	-	-	(705)	-
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	897	-	-	-	-	-	-	897	-	-
Net income adjusted for non-core items	$ 9,874	$ 11,095	$ 13,112	$ 13,388	$ 13,478	$ 14,689	$ 32,416	$ 37,849	$ 51,072	$ 14,689
Annualized net income adjusted for non-core items	$ 39,174	$ 44,996	$ 52,592	$ 53,115	$ 53,473	$ 59,572	$ 32,416	$ 37,849	$ 51,072	$ 59,572
Total average assets	3,562,243	3,597,043	3,897,957	3,998,254	3,990,989	3,985,621	3,320,447	3,510,288	3,871,832	3,985,621
Return on average assets adjusted for non-core items	1.10%	1.25%	1.35%	1.33%	1.34%	1.49%	0.98%	1.08%	1.32%	1.49%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period.

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